FOR IMMEDIATE RELEASE                           Contact: Glenn Bozarth
February 7, 1995                                        (310) 252-3521




               MATTEL EARNINGS UP SHARPLY IN 1994
                        QUARTER AND YEAR,
    COMPANY REPORTS SIXTH CONSECUTIVE YEAR OF RECORD RESULTS
    --------------------------------------------------------


LOS ANGELES, February 7 -- Mattel, Inc. today reported 1994 net sales of $3.2 billion, a 19 percent increase from $2.7 billion in

1993.  Net income was $256 million in 1994, up from $117 million in 1993.  Pre-tax income, before charges for restructuring and changes in accounting principles, was $466 million, a 32 percent increase from $352 million in 1993.

     After tax income was $1.32 per share before a $.21 per share charge related to a previously announced restructuring.  Per share amounts are adjusted for the January 1995 five-for-four stock split.

     "These outstanding results further reinforce Mattel's

position as a top performer among consumer product companies,"

John W. Amerman, chairman and chief executive officer, said.

"Consistent profitable growth has been our top priority.  We've achieved that objective and exceeded our goals in each of the past six years.

                             -more-


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     "The integration of Fisher-Price, Kransco and J.W. Spear

with Mattel during 1994 provided benefits that surpassed our expectations," Amerman said.  "Additionally, sales and

profitability of the Fisher-Price, Kransco and Spear businesses exceeded our targets."

     For the fourth quarter ended December 31, 1994, pre-tax

earnings before the restructuring charge were $135 million, up 38 percent from comparable 1993 earnings.  Net sales for the quarter were $1.03 billion, an increase of 37 percent from $754 million in the year-ago quarter.

     "Our strong sales momentum in the fourth quarter, combined with the excellent new toy line we will introduce next week at the American International Toy Fair, give us confidence that 1995 will be another great year for Mattel," Amerman said.

     Mattel, Inc. is a worldwide leader in the design,

manufacture and marketing of children's toys.  With headquarters in El Segundo, California, Mattel has offices and facilities in

36 countries and sells its products in more than 140 nations throughout the world.



                              -###-

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
                                       MATTEL, INC. AND SUBSIDIARIES
                                    CONSOLIDATED RESULTS OF OPERATIONS


                                                      FOR THE                  FOR THE
                                                THREE MONTHS ENDED           YEAR ENDED
                                             ------------------------  ------------------------
                                               Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
(In thousands, except per share amounts)         1994         1993         1994         1993
- ----------------------------------------     -----------  -----------  -----------  -----------
Net Sales                                    $ 1,030,409  $   753,914  $ 3,205,025  $ 2,704,448
  Cost of sales                                  510,475      379,365    1,603,522    1,378,181
                                             -----------  -----------  -----------  -----------
Gross Profit                                     519,934      374,549    1,601,503    1,326,267

  Advertising and promotion expenses             189,547      135,427      516,485      426,698
  Other selling and administrative expenses      160,437      121,363      536,443      473,394
  Mattel restructuring costs (a)                  72,000            -       72,000            -
  Integration/restructuring costs (b)                  -      115,000            -      115,000
  Other expense, net                              16,927        2,158       27,494       11,915
                                             -----------  -----------  -----------  -----------
Operating Profit                                  81,023          601      449,081      299,260
  Interest expense                                17,562       17,563       55,449       62,614
                                             -----------  -----------  -----------  -----------
Income (Loss) Before Income Taxes                 63,461      (16,962)     393,632      236,646
  Provision for income taxes                      20,600       11,033      137,800      100,735
                                             -----------  -----------  -----------  -----------
Income (Loss) Before Extraordinary Item and
  Cumulative Effect of Changes in Accounting
  Principles                                      42,861      (27,995)     255,832      135,911
Extraordinary item - debt retirement                   -      (14,681)           -      (14,681)
                                             -----------  -----------  -----------  -----------
Income (Loss) Before Cumulative Effect of
  Changes in Accounting Principles                42,861      (42,676)     255,832      121,230
  Cumulative effect of changes in accounting
    principles                                         -            -            -       (4,022)
                                             -----------  -----------  -----------  -----------
Net Income (Loss)                            $    42,861  $   (42,676) $   255,832  $   117,208
                                             ===========  ===========  ===========  ===========

Income (Loss) Per Share - Primary (c)
  Income (loss) before extraordinary item
    and cumulative effect of changes in
    accounting principles                    $      0.19  $     (0.14) $      1.12  $      0.62
  Extraordinary item - debt retirement                 -        (0.07)           -        (0.07)
  Cumulative effect of changes in accounting
    principles                                         -            -            -        (0.02)
                                             -----------  -----------  -----------  -----------
   Net Income (Loss) Per Share - Primary     $      0.19  $     (0.21) $      1.12  $      0.53
                                             ===========  ===========  ===========  ===========

Average Number of Common and Common
  Equivalent Shares Outstanding - Primary        224,493      213,308      223,939      213,978
                                             ===========  ===========  ===========  ===========

Income (Loss) Per Share - Fully Diluted (c)
  Income (loss) before extraordinary item
    and cumulative effect of changes in
    accounting principles                    $      0.19  $     (0.14) $      1.11  $      0.60
  Extraordinary item - debt retirement                 -        (0.07)           -        (0.06)
  Cumulative effect of changes in accounting
    principles                                         -            -            -        (0.02)
                                             -----------  -----------  -----------  -----------
   Net Income (Loss) Per Share -             $      0.19  $     (0.21) $      1.11  $      0.52
       Fully Diluted (d)                     ===========  ===========  ===========  ===========

Average Number of Common and Common
  Equivalent Shares Outstanding -                225,281      212,050      227,006      226,062
    Fully Diluted                            ===========  ===========  ===========  ===========



                              MATTEL, INC. AND SUBSIDIARIES
                         CONDENSED CONSOLIDATED BALANCE SHEETS


                                                          Dec. 31,      Dec. 31,
(In thousands)                                              1994          1993
- --------------                                          -----------   -----------
ASSETS
  Cash, cash equivalents and marketable
    securities                                          $   259,681   $   523,581
  Accounts receivable, net                                  762,024       580,313
  Inventories                                               339,143       219,993
  Prepaid expenses                                          182,675       146,863
                                                        -----------   -----------
    Total current assets                                  1,543,523     1,470,750

  Property, plant and equipment, net                        415,921       326,877
  Other assets                                              499,582       202,450
                                                        -----------     ---------
    Total Assets                                        $ 2,459,026   $ 2,000,077
                                                        ===========   ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Current portion of long-term liabilities              $     3,095   $   104,862
  Accounts payable and accrued liabilities                  748,392       573,224
  Income taxes payable                                      164,394       105,243
                                                        -----------   -----------
    Total current liabilities                               915,881       783,329

  Long-term debt                                            264,483       254,159
  Medium-Term notes                                         110,500             -
  Other long-term liabilities                                82,472        70,827
  Convertible debt                                                -        73,953
  Shareholders' equity                                    1,085,690       817,809
                                                        -----------   -----------
    Total Liabilities and Shareholders' Equity          $ 2,459,026   $ 2,000,077
                                                        ===========   ===========

(a) Represents a nonrecurring charge in connection with the consolidation of manufacturing operations and the reduction of headquarters expense and support functions worldwide. The related tax benefit of $25.2 million is included in the provision for income taxes.
(b) Represents a nonrecurring charge for transaction and restructuring costs of the Fisher-Price merger. The related tax benefit of $24.6 million is included in the provision for income taxes.
(c) Share and per share data for all periods presented reflect the retroactive effect of a 5/4 stock split declared in December 1994.
(d) Fully diluted income per share for the year, before the $0.21 per share effect of the 1994 nonrecurring charge of $46.8 million after-taxes, was $1.32 per share.
